SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Report Date (Date of earliest event reported): November 21, 1995


                       BRAINERD INTERNATIONAL, INC.
            (Exact name of registrant as specified in charter)




               MINNESOTA               2-98277C             41-1428861
       (State or other jurisdic-      (Commission        (IRS Employer
        tion of incorporation)       File Number)        Identification
                                                             Number)



      17113 MINNETONKA BOULEVARD, SUITE 214
             MINNETONKA, MINNESOTA                           55345
    (Address of principal executive offices)               (Zip Code)



                              (612) 475-1500
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)








ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          At the annual meeting of shareholders on November 21, 1995, shareholders approved an Agreement and Plan of Merger pursuant to which The Colonel's, Inc. will be merged with Brainerd Merger Corporation, a wholly-owned subsidiary of Brainerd International, Inc. In exchange for the merger, Brainerd International, Inc will issue 23,500,000 shares of Brainerd common stock to the shareholders of The Colonel's, Inc. The shareholders of The Colonel's, Inc. are Donald J. Williamson and Patsy Williamson. Mr. Williamson currently owns 67,080 shares of Brainerd common stock, representing 9.9% of Brainerd's outstanding stock. Following the merger Mr. and Mrs. Williamson will beneficially own 23,567,080 shares of Brainerd common stock representing 97.5% of Brainerd's outstanding stock.

          The change of control of Brainerd International, Inc. that will result from the merger has not yet occurred. The Registrant anticipates that the merger will be completed on or about December 31, 1995, following receipt of approval for the listing of shares on the NASDAQ Small Cap Market. The merger transaction is described in further detail in the Registrant's Proxy Statement dated October 23, 1995 as filed with the Securities and Exchange Commission on October 25, 1995.

ITEM 5.   OTHER EVENTS.

     a)   SUBMISSIONS OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

          At the annual meeting of shareholders held on November 21, 1995, pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 23, 1995, six proposals (including the election of directors) were submitted to a vote of shareholders. At the meeting a total of 677,830 shares of common stock were entitled to vote, with 642,404 shares represented by proxy and 70 shares represented in person for a total of 642,474 shares voting. The shares were voted with respect to the six proposals as follows:

          1. With respect to the proposal to adopt an agreement and plan of merger between Brainerd International, Inc., Brainerd Merger Corporation, a wholly-owned subsidiary of Brainerd, and The Colonel's, Inc., pursuant to which The Colonel's, Inc. will merge with Brainerd Merger Corporation in exchange for the issuance of 23,500,000 shares of common stock of Brainerd International, Inc., the following votes were cast:

            For               Against             Abstained
          560,861               300                 81,313

          2. With respect to the proposal to change the state of incorporation of Brainerd International, Inc. from Minnesota to Michigan, adopt new Articles of Incorporation of Brainerd International, Inc.,

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increase the number of shares of common stock, par value $.01 per share, that Brainerd International, Inc. is authorized to issue from 10,000,000 to 35,000,000 shares, the following votes were cast:

            For               Against             Abstained
          565,017               482                 76,975

          3. With respect to the proposal to authorize the transfer of all of the operating assets of Brainerd International, Inc. to Brainerd International Raceway, Inc., a wholly-owned subsidiary of Brainerd International, Inc., the following votes were cast:

            For               Against             Abstained
          563,364               315                 78,795

          4. With respect to the proposal to adopt The Colonel's Holdings, Inc. 1995 Long-Term Incentive Plan, the following votes were cast:

            For               Against             Abstained
          551,139             15,758                75,577

          5. With respect to the proposal for election of directors of Brainerd International, Inc., the nominees received the following votes:

                                     For                Abstained
     Donald J. Williamson          641,534                 940
     Ted Gans                      641,584                 890
     Gary Moore                    641,564                 910
     J. Daniel Frisina             641,544                 930
     Richard L. Roe                641,519                 955
     Lisa K. Morrow                631,104              11,370

          6. With respect to the proposal to confirm the appointment of Deloitte & Touche LLP as the independent auditors of The Colonel's Holdings, Inc., as the successor of Brainerd International, Inc., for the year ending December 31, 1995, the following votes were cast:

            For               Against             Abstained
          631,651              10,100                723

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     b)   APPROVAL OF MERGER AND REINCORPORATION TRANSACTIONS.

          At the annual meeting of shareholders on November 21, 1995, shareholders of Brainerd International, Inc. adopted an Agreement and Plan of Merger between Brainerd International, Inc., Brainerd Merger
Corporation, a wholly-owned subsidiary of Brainerd International, Inc. and The Colonel's, Inc. pursuant to which The Colonel's, Inc. will be merged with Brainerd Merger Corporation (the "Merger"). In consideration for the Merger, Brainerd International, Inc. will issue 23,500,000 shares of common stock to shareholders of The Colonel's, Inc. Additionally, shareholders approved a proposal to change the state of incorporation of Brainerd International, Inc. from Minnesota to Michigan, adopt new articles of incorporation of Brainerd International, Inc. to change the name of the corporation to The Colonel's Holdings, Inc. and to increase the number of shares of common stock, par value $.01 per share, that Brainerd
International, Inc. is authorized to issue from 10,000,000 to 35,000,000 shares (the "Reincorporation"). Shareholders also adopted a proposal to authorize a transfer of all of the operating assets of Brainerd International, Inc. to Brainerd International Raceway, Inc., a wholly-owned subsidiary of Brainerd International, Inc. The Registrant anticipates that the Merger and Reincorporation transactions will be completed on or about December 31, 1995, following receipt of approval for listing of shares on the NASDAQ Small Cap Market.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release of Brainerd International Raceway
               dated November 21, 1995                                    7



















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                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 5, 1995           BRAINERD INTERNATIONAL, INC.



                                   By  /s/ JEFFREY A. CHIMOVITZ
                                       Jeffrey A. Chimovitz
                                       Vice President, Secretary and
                                       General Counsel



































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                               EXHIBIT INDEX

                                                          SEQUENTIALLY
EXHIBIT                  DOCUMENT                         NUMBERED PAGE

99              Press Release of Brainerd
                International Raceway dated
                November 21, 1995                               7










































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